UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2024
CLEARWATER PAPER CORPORATION
(Exact name of registrant as specified in its charter)

DE	001-34146	20-3594554
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 West Riverside,	Suite 1100	99201
Spokane,	WA
(Address of principal executive offices)		(Zip Code)
(509) 344-5900
(Registrant’s telephone number, including area code)
Not Applicable
(Former name of former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchanged on which registered
Common Stock, par value $0.0001 per share	CLW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On May 1, 2024, Clearwater Paper Corporation filed a Current Report on Form 8-K (the “Original Filing”) in connection with the completion of the acquisition of certain assets from Graphic Packaging Holding Company, a wholly owned subsidiary of Graphic Packaging International in accordance with the Asset Purchase Agreement.

This Current Report on Form 8-K/A amends the Original Filing to include the financial statements and pro forma information required by Item 9.01 of Form 8-K. Except for the filing of such financial statements and pro forma information, this Form 8-K/A does not modify or update other disclosures in, or exhibits to, the Original Filing.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The financial statements of the Augusta Mill (A Business of Graphic Packaging Holding Company) required by Item 9.01(a) of Form 8-K and accompanying notes are filed as Exhibit 99.1 and 99.2 to this Current Report on Form 8-K/A.

(b) Pro Forma Financial Information.
The pro forma financial information required by Item 9.01(b) of Form 8-K in relation to the acquisition of the Augusta Mill (A Business of Graphic Packaging Holding Company) is filed as Exhibit 99.3 to this Current Report on Form 8-K/A and is incorporated herein by reference.

(d) Exhibits:

Exhibit	Description
23.1	Consent of PricewaterhouseCoopers, LLP
99.1	Audited Combined Financial Statements of Augusta Mill (A Business of Graphic Packaging Holding Company) as of and for the years ended December 31, 2023 and 2022.
99.2	Combined Financial Statements of Augusta Mill (A Business of Graphic Packaging Holding Company) as of and for the three months ended March 31, 2024 and March 31, 2023.
99.3
Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2024 and the Unaudited Pro Forma Condensed Combined Statements of Income for the year ended December 31, 2023 and the Three Months ended March 31, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date : July 15, 2024
CLEARWATER PAPER CORPORATION

By:	/s/ REBECCA A. BARCKLEY
Rebecca A. Barckley, Vice President, Corporate Controller (Principal Accounting Officer)